NASDAQ: AIRT MANUAL OF IDEAS CONFERENCE PRESENTATION JUNE 2022

Statements in this document, which contain more than historical information, may be considered forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995), which are subject to risks and uncertainties. Actual results may differ materially from those expressed in the forward-looking statements because of important potential risks and uncertainties, including, but not limited to, economic and industry conditions in the Company’s markets, the risk that contracts with FedEx could be terminated or adversely modified, the risk that the number of aircraft operated for FedEx will be reduced, the risk that GGS customers will defer or reduce significant orders for deicing equipment, the impact of any terrorist activities on United States soil or abroad; the Company’s ability to manage its cost structure for operating expenses, or unanticipated capital requirements, and match them to shifting customer service requirements and production volume levels the Company's ability to meet debt service covenants and to refinance existing debt obligations, the risk of injury or other damage arising from accidents involving the Company’s overnight air cargo operations, equipment or parts sold and/or services provided, market acceptance of the Company’s commercial and military equipment and services, competition from other providers of similar equipment and services, changes in government regulation and technology, changes in the value of marketable securities held as investments, mild winter weather conditions reducing the demand for deicing equipment, market acceptance and operational success of the Company’s relatively new aircraft asset management business and related aircraft capital joint venture; and the length and severity of the COVID-19 pandemic. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. The Company is under no obligation, and it expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. Potential investors should review the Company’s risk factors contained in its reports filed with the Securities and Exchange Commission prior to investing. 2 SAFE HARBOR

3 ■ AIR T, INC. (NASDAQ: AIRT) is an industrious American company focused on generating after tax cash flow per share. ■ Founded in 1980, our businesses have a history of growth and cash flow generation. ■ Current management has been in place since 2013. The two largest shareholders have seats on the Board of Directors. WHO WE ARE OPERATING HIGHLIGHTS EXECUTIVE SUMMARY ■ AIR T, INC. operates 11 companies with 400+ employees. ■ For fiscal year end 2021, Revenues were $175.1 million and GAAP Operating Income was ($9.2) million. ■ Since 9/30/13, shares outstanding have declined from 3.7m to 2.9m or 22.7%.

1. Before Air T, Inc. 2. About AIR T, INC. 3. Performance 4. Our Growth Factors 5. Appendix - Risk Factors 4 CONTENTS

Before Air T, Inc. 5 ■ Distressed debt analyst at Varde Partners. ■ Developed and implemented a Hedged High- Yield investment strategy for Whitebox Advisors. ■ Developed and implemented an Allocator Operator (A/O) investment strategy. ■ As part of the A/O strategy, gained board seats at Insignia Systems, Pro-Dex and Air T, Inc. ■ Air T, Inc. became the primary public company platform for our A/O strategy.

6 ABOUT AIR T, INC.

We are an industrious American company established 40+ years and growing. 7 ■ Our businesses have a history of growth and cash flow generation. ■ We seek to identify and empower individuals and teams who will operate businesses well, increasing value over time. ■ We work to activate growth and overcome challenges, ultimately building businesses that flourish over the long-term. ■ Management has purchased a significant % of AIRT common stock in the open market, demonstrating real alignment with all common shareholders. ■ AIRT’s management team has a track record of successfully allocating capital.

“Investor-Operator Partnership” is designed to drive short and long-term value creation. 8 “We want our businesses to be managed by dynamic individuals within high-performance teams. We are set up to make space for dynamos and support their enterprises. The holding company team seeks to focus resources, activate growth and deliver long-term value for everyone associated with AIR T, INC.” - Nick

9 identify good ideas match with capital partners secure and empower dynamic management generate extremely attractive returns on capital build an investor brand and network FLYWHEEL

$172M 10 TTM Q3 FY22 Revenue $1.9M TTM Q3 FY22 Adj. EBITDA* 3 CORE SEGMENTS 11 COMPANIES 400+ EMPLOYEES OVERNIGHT AIR CARGO COMMERCIAL AIRCRAFT & ENGINES AVIATION GROUND SUPPORT EQUIPMENT *See Adjusted EBITDA reconciliation on slide 12

AIR T, INC. Financial Highlights 11 FY Results TTM (12/31/21) FY21 FY20 Revenue $172.4M $175.1M $236.8M Operating Income ($5.6M) ($9.2M) $7.3M Adjusted EBITDA* $1.9M ($1.3M) $9.0M *See Adjusted EBITDA reconciliation on slide 12

Adjusted EBITDA Reconciliation 12 FY Results TTM Q3 FY22 FY21 FY20 Operating Income (GAAP) ($5.6M) ($9.2M) 7.3M Depreciation (excluding leased engine depreciation) $1.3M $1.2M $1.3M Asset Impairment, write-downs, restructuring $5.9M $6.6M $0.0M Gain on sale of PP&E ($0.0M) ($0.0M) ($0.0M) Security Issuance Expense $0.2M $0.0M $0.4M Adjusted EBITDA $1.9M ($1.3M) $9.0M

SEGMENT 1

Commercial Aircraft & Engines

- We buy aircraft and engines, then either lease, trade, or send them to part out.
- We supply parts to maintenance, repair and overhaul facilities (MRO).
- Companies in this segment include Contrail Aviation Support, JetYard, AirCo, and Worthington Aviation.
- This segment was the most heavily-impacted segment by COVID-19.

	TTM Q3 FY22	FY21
Revenue	$53.8M	$46.8M
Operating Income	($4.1M)	($10.9M)





A niche between aircraft owners and MRO shops, this segment will seek to grow by coordinating activities and raising investment capital.

AIR T INC

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Overnight Air Cargo 14 SEGMENT 2 ■ We operate two of the seven FedEx feeder airlines. ■ Business units Mountain Air Cargo and CSA Air have a 40 year history with FedEx. ■ Air T Companies since 1982, 1983 An asset-light, predictable business. TTM Q3 FY22 FY21 Revenue $72.4M $66.3M Operating Income $2.6M $2.2M

Aviation Ground Support Equipment 15 SEGMENT 3 ■ We manufacture deicing equipment, scissor lift trucks and other ground support equipment. ■ Sole-source deicer supplier to the US Air Force for 18 years. ■ Highly efficient light manufacturing facility. ■ The segment is comprised of Global Ground Support LLC. ■ Air T Company since 1998 TTM Q3 FY22 FY21 Revenue, $44.6M $60.7M Operating Income $4.5M $8.9M

16 INVESTMENTS Investment manager focused on unearthing fundamentally attractive small and mid-cap opportunities. Allows us to further expand upon our idea generation capabilities to identify, analyze, develop and execute innovative investment strategies that are aimed at building better financial futures for all our stakeholders. Air T company since 2017. Digital inkjet press designer and manufacturer, delivering color presses that produce high-quality output without compromising efficiency or budgets. Air T company since 2017. Software developer and solution provider focused on the Aviation MRO and aftermarket community. Developed a suite of cloud- based and mobile applications to provide affordable, common- sense solutions. Air T company since 2018. Early Stage Ventures

Non-Operating Assets 17 AIR T, Inc’s balance sheet includes $17.2 million of public and private securities, as of 12/31/21. OTHER AIR T, INC. Non-Operating Assets (In Millions) 12/31/21 Insignia Systems (ISIG) Stock – 0.5M Shares* $5.0 CCI Investment (18.98%) $2.8 Investments in BCCM Funds $0.8 Aircraft Asset Management Investments $4.4 TFS Partners LLC Investment $1.6 Other Investments $2.6 Total $17.2 *Based on closing price at 5/27/22 $10.30

■ On February 10, 2022, we completed the acquisition of GdW Beheer B.V., a Dutch holding company in the business of providing global aviation data and information for EUR 12.5M. 18 GdW Beheer B.V. Acquisition NEWS ■ On January 24, 2022, we submitted an application to the IRS for an Employee Retention Credit in the amount of $9.1M. ERC Application Wolfe Lake HQ, LLC ■ On December 2, 2021, we completed the purchase of our Minnesota corporate office building located at 5000 36th Street West, St Louis Park, MN for total consideration of $13.2M. Real estate includes approximately 55,000 square feet of rentable space.

FY14 FY21 Commercial Aircraft & Engines Overnight Air Cargo Ground Support Equipment FINANCIAL HIGHLIGHTS Over the last seven years, consolidated revenue has increased 107% and is more diversified. 19 +107% $174M* $84M SEGMENTS REVENUE 62% 38% 38% 35% 27% *Excludes revenue in FY21 earned outside of our core segments.

20 CAPITALIZATION TABLE AIR T, INC.’s capital structure is designed to appropriately shape our bet sizes; in part by utilizing non-recourse leverage For example, AIR T guarantees Contrail’s bank loans to a maximum limit of $1.6 million. AIR T, INC. DIRECT & GUARANTEED Interest Rate Maturity Date 12/31/2021 Revolver ($17m Capacity) Greater of 2.5% or Prime - 1% 8/31/2023 3.7$ Term Loans 3.42% 8/31/2031 11.8 Corporate Headquarters Real Estate 3.42% 1/1/2028 1.4 Trust Preferred 8% 6/7/2049 25.0 Term Note E* Greater of 1mo LIBOR +1.5% and 2.5% 6/25/2025 2.9 Jet Yard Term Loan 4.14% 8/31/2031 2.0 Contrail Guarantee 1.6 Total Direct & Guaranteed 48.3$ NON- AIR T, INC. GUARANTEED Contrail Revolver ($25m Capacity) 1mo LIBOR + 3.45% 9/5/2023 1.5 Term Loan G (Main Street Loan) 1mo LIBOR + 3% 11/24/2025 44.9 Less Air T, Inc. Guarantee (1.6) Total Contrail 44.8 Wolfe Lake Mortgage 3.65% 12/2/2031 9.9 AirCo I (Main Street Loan) 1mo LIBOR + 3% 12/11/2025 6.4 Total Non-Air T, Inc. Guaranteed 61.1$ Less: Unamortized Debt Issuance Costs (1.0) Total Debt & Preferreds 108.4 Cash & Restricted Cash (5.8) Net Debt 102.5$ *cash secured loan

Calibrated Bets & Capitalization Structure 21 Risk Management: Downside Protection • Anti-fragile company • Islands of segregated assets and businesses • Market driven and savvy risk management program that oversees all of the company STRUCTURE Tailored, Limited, Convex Exposures • Convexity-promoting organizational design • Kelly-calibrated bets: sized to edge & bankroll • Limit downside: tailored exposures

FINANCIAL HIGHLIGHTS 22 Since 9/30/2013, the share price of AIRT has increased at 11.2% per annum*. *Reporting period 9/30/13 to 6/3/22, includes $4M Trust Preferred dividend to common shareholders

FINANCIAL HIGHLIGHTS Since 1994, our company has had a history of long-term and sustained financial health. 23 Note: FY2017 contained large non-cash impairments and inventory write-downs tied to our investment in Delphax Technologies. FY21 results contained $6.6m of non-cash impairments and inventory write downs primarily related to our aircraft parts companies as a result of COVID-19. - 50 100 150 200 250 1 9 9 4 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 Revenue ($ in Millions) (15) (10) (5) - 5 10 15 1 9 9 4 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 Operating Income ($ in Millions)

24 GROWTH STRATEGIES

GROWTH STRATEGIES Our four growth strategies are... 25 ■ Invest to build our current high-performing businesses. ■ Seek to acquire new cash-flow generating businesses. ■ Identify great marketable securities or alternative assets. ■ Create unique investment products and fund alongside third- party capital partnerships.

GROWTH STRATEGY 1 We plan to reinvest in projects at our high-performing businesses by... 26 ■ Purchasing commercial aircraft for trading, leasing and part-out. ■ Purchasing engine parts inventory. ■ Funding deicer builds for Global Ground Support.

GROWTH STRATEGY 2 We seek to acquire new cash-flow generating businesses by... 27 ■ Identifying and acquiring high- performing businesses with edge in the marketplace, which either complement our current portfolio or diversify into industries beyond aviation.

GROWTH STRATEGY 3 We plan to identify great marketable securities or alternative assets by... 28 ■ Searching for another committed activist opportunity. ■ Investing in distressed and high yield securities. ■ Investing in small cap securities. ■ Further investing in our current securities portfolio.

GROWTH STRATEGY 4 We plan to create unique investment products with outside capital partners by... 29 ■ Offering thoughtful and sustainable products with attractive return profiles ■ Attracting and retaining sophisticated investment professionals and creating space for talented asset managers.

TOY MODEL

Theoretical Toy Model
Public Company versus Private Equity Fund

Question: Does a permanent capital vehicle like a public company have a structural advantage compared to a 7-year PE fund vehicle?

Hypothesis: For the straightforward reason that PE funds trade their whole asset every 7 years, the public company has a significant structural advantage at every timescale.

Complicating Factors:
- Do annual corporate tax burdens of a public C-corporation differ from a company owned by a public company?
- Does the inherent churn of buying and selling businesses within a public company overstate the advantage vs PE Fund?
- Theoretically, the public company can buy and sell assets without regards to the calendar, therefore at better prices.

ASSUMPTIONS	
Annual Return on Investment	5%
Taxes Paid by PE Fund @ 7-year Intervals	30%

Year	Public Company $1	Private Equity Fund $1		Taxes Paid
0	$1.00	$1.00		$0.00
7	$1.34	$1.24		$0.10
14	$1.89	$1.59		$0.15
21	$2.65	$2.04		$0.19
28	$3.73	$2.63		$0.25
35	$5.25	$3.38		$0.32
42	$7.39	$4.34		$0.41
49	$10.40	$5.57		$0.53
			Total	$1.96

Note: In this model we assume that assets are sold by the private equity fund every seven years and reinvested after paying capital gains taxes on the gain on the sale. It is also assumed that the Public Company does not sell the assets and therefore does not pay capital gains tax. The model does not consider taxes paid on operational results.

AIRT INC

This projection, forecast or estimate is a forward-looking statement and is based upon certain assumptions which are speculative in nature and may vary materially from actual results.

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APPENDIX Risk Factors 31

The purchase of securities of Air T, Inc., the “Company,” is highly speculative and involves a very high degree of risk. An investment in the Company is suitable only for persons who can afford the loss of their entire investment. Accordingly, in making an investment decision with respect to the Company’s securities, investors should carefully consider all material risk factors, including the risks, uncertainties and additional information set forth below as well as set forth in (i) our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Currents Reports on Form 8-K, and our definitive proxy statements, all which are filed with the SEC, and (ii) our prospectus, filed as a part of our Registration Statement on Form S-3, which is filed with the SEC, and any supplement to the prospectus, including information in any documents subsequently incorporated by reference into the prospectus. Additional risks not presently known or are currently deemed immaterial could also materially and adversely affect our financial condition, results of operations, business and prospects. General Business Risks ● The ongoing global coronavirus (“COVID-19”) pandemic could harm our business and results of operations. ● Market fluctuations may affect our operations. ● Labor inflation could impact our profitability. ● We could experience significant increases in operating costs and reduced profitability due to competition for skilled management and staff employees in our operating businesses. ● Legacy technology systems require a unique technical skillset which is becoming scarcer. ● Our business may be adversely affected by information technology disruptions. ● The failure of our information technology systems could adversely impact our reputation and financial performance. ● We may not be able to insure certain risks adequately or economically. ● Legal liability may harm our business. ● Our business might suffer if we were to lose the services of certain key employees. SUMMARY RISK FACTORS 32 For more detail and explanation, please see the Company’s public filings including its form S-3 and prospectus supplements filed with the SEC.

Risks Related to Our Segment Operations ● The operating results of our four segments may fluctuate, particularly our commercial jet engine and parts segment. ● Our Air Cargo Segment is dependent on a significant customer. ● Our dry-lease agreements with FedEx subject us to operating risks. ● Because of our dependence on FedEx, we are subject to the risks that may affect FedEx’s operations. ● A material reduction in the aircraft we fly for FedEx could materially adversely affect our business and results of operations. ● Sales of deicing equipment can be affected by weather conditions. ● We are affected by the risks faced by commercial aircraft operators and MRO companies because they are our customers. ● Our engine values and lease rates, which are dependent on the status of the types of aircraft on which engines are installed, and other factors, could decline. ● Upon termination of a lease, we may be unable to enter into new leases or sell the airframe, engine or its parts on acceptable terms. ● Failures by lessees to meet their maintenance and recordkeeping obligations under our leases could adversely affect the value of our leased engines and aircraft which could affect our ability to re-lease the engines and aircraft in a timely manner following termination of the leases. ● We may experience losses and delays in connection with repossession of engines or aircraft when a lessee defaults. ● Our commercial jet engine and parts segment and its customers operate in a highly regulated industry and changes in laws or regulations may adversely affect our ability to lease or sell our engines or aircraft. ● Our aircraft, engines and parts could cause damage resulting in liability claims. ● We have risks in managing our portfolio of aircraft and engines to meet customer needs. ● Liens on our engines or aircraft could exceed the value of such assets, which could negatively affect our ability to repossess, lease or sell a particular engine or aircraft. ● In certain countries, an engine affixed to an aircraft may become an addition to the aircraft and we may not be able to exercise our ownership rights over the engine. ● Higher or volatile fuel prices could affect the profitability of the aviation industry and our lessees’ ability to meet their lease payment obligations to us. SUMMARY RISK FACTORS 33 For more detail and explanation, please see the Company’s public filings including its form S-3 and prospectus supplements filed with the SEC.

Risks Related to Our Segment Operations (continued) ● Interruptions in the capital markets could impair our lessees’ ability to finance their operations, which could prevent the lessees from complying with payment obligations to us. ● Our lessees may fail to adequately insure our aircraft or engines which could subject us to additional costs. ● If our lessees fail to cooperate in returning our aircraft or engines following lease terminations, we may encounter obstacles and are likely to incur significant costs and expenses conducting repossessions. ● If our lessees fail to discharge aircraft liens for which they are responsible, we may be obligated to pay to discharge the liens. ● If our lessees encounter financial difficulties and we restructure or terminate our leases, we are likely to obtain less favorable lease terms. ● Withdrawal, suspension or revocation of governmental authorizations or approvals could negatively affect our business. Risks Related to Our Structure and Financing/Liquidity Risks ● Our holding company structure may increase risks related to our operations. ● A small number of stockholders has the ability to control the Company. ● An increase in interest rates or in our borrowing margin would increase the cost of servicing our debt and could reduce our cash flow and negatively affect the results of our business operations. ● Our inability to maintain sufficient liquidity could limit our operational flexibility and also impact our ability to make payments on our obligations as they come due. ● Future cash flows from operations or through financings may not be sufficient to enable the Company to meet its obligations. ● A large proportion of our capital is invested in physical assets and securities that can be hard to sell, especially if market conditions are poor. ● To service our debt and meet our other cash needs, we will require a significant amount of cash, which may not be available. ● If our cash flows and capital resources are insufficient to fund our debt service obligations, we may be forced to seek alternatives. ● The transition away from LIBOR may adversely affect our cost to obtain financing and may potentially negatively impact our interest rate swap agreements. SUMMARY RISK FACTORS 34 For more detail and explanation, please see the Company’s public filings including its form S-3 and prospectus supplements filed with the SEC.

Risks Related to Our Structure and Financing/Liquidity Risks (continued) ● Despite our substantial indebtedness, we might incur significantly more debt, and cash may not be available to meet our financial obligations when due or enable us to capitalize on investment opportunities when they arise. ● Rapid business expansions or new business initiatives may increase risk. ● Our policies and procedures may not be effective in ensuring compliance with applicable law. ● Compliance with the regulatory requirements imposed on us as a public company results in significant costs that may have an adverse effect on our results. ● Deficiencies in our public company financial reporting and disclosures could adversely impact our reputation. SUMMARY RISK FACTORS 35 For more detail and explanation, please see the Company’s public filings including its form S-3 and prospectus supplements filed with the SEC.